BLACKROCK LIQUIDITY FUNDS

TempFund

FedFund

T-Fund

(the “Funds”)

Supplement dated November 21, 2016 to the

Private Client Shares

Prospectus of the Funds

dated October 11, 2016 (the “Prospectus”)

Effective as of the opening of business on January 3, 2017, the following changes are made to the Prospectus:

The chart in the section entitled “Account Information — Purchase of Shares” is hereby deleted in its entirety and replaced with the following:

Fund	Deadline (Eastern time)
TempFund	8:00 a.m., 12:00 p.m. and 3:00 p.m.
FedFund*	5:00 p.m.
T-Fund*	5:00 p.m.

*	Purchase orders for Private Client Shares of FedFund and T-Fund placed after 4:15 p.m. Eastern time may not be transmitted by the Funds’ internet-based order entry program. The Funds also reserve the right to limit the amount of such orders or to reject an order for any reason.

The chart in the section entitled “Account Information — Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

Fund	Deadline (Eastern time)
TempFund	8:00 a.m., 12:00 p.m. and 3:00 p.m.
FedFund*	5:00 p.m.
T-Fund*	5:00 p.m.

*	Redemption orders for Private Client Shares of FedFund and T-Fund placed after 4:15 p.m. Eastern time may not be transmitted by the Funds’ internet-based order entry program. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Funds’ office no later than the stated deadline. The Funds reserve the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PR-LIQ-PCS3A-1116SUP